Exhibit 99.5

Non-Qualified Stock Option Agreement

under the ANSYS, Inc.

Second Amended and Restated

1996 Stock Option and Grant Plan

Name of Optionee:	[ ]

No./Class of Option Shares:	[ ]	Shares of Common Stock

Grant Date:	[ ]

Expiration Date:	[ ]

Option Exercise Price/Share:	$[ ]

Pursuant to the ANSYS, Inc. Second Amended and Restated 1996 Stock Option and Grant Plan (the “Plan”), ANSYS, Inc., a Delaware corporation (the “Company”), hereby grants to the person named above (the “Optionee”), who is a Director of the Company, an option (the “Stock Option”) to purchase on or prior to the expiration date specified above or such earlier date as is specified herein, if applicable (the “Expiration Date”), all or any part of the number of shares of Common Stock, par value $0.01 per share (“Common Stock”), of the Company indicated above (the “Option Shares”), at the per share option exercise price specified above, subject to the terms and conditions set forth in this Non-Qualified Stock Option Agreement (the ”Agreement”) and in the Plan. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

1. Vesting. No portion of this Stock Option may be exercised until such portion shall have vested. Except as set forth below, and subject to the provisions of Section 7 hereof, this Stock Option shall be vested and exercisable with respect to the following numbers of Option Shares on the respective dates indicated:

Incremental/Aggregate Number Of Option Shares Exercisable*	Vesting Date
[ ] / [ ]	[ ]
[ ] / [ ]	[ ]
[ ] / [ ]	[ ]
[ ] / [ ]	[ ]

Once any portion of this Stock Option becomes vested and exercisable, it shall continue to be exercisable at any time or times prior to the Expiration Date, subject to the provisions hereof and of the Plan, including, without limitation, Section 5 of the Plan and Section 7 hereof which provide for the termination of unexercised options upon completion of certain transactions described therein. In the event that the Optionee ceases to be a Director of the Company for any other reason whatsoever, this Stock Option shall no longer vest or become exercisable with respect to any Option Shares which are not vested as of the effective date of such cessation of directorship, and the Optionee’s right to exercise the portion of this Stock Option which is vested as of such date from and after such date shall be governed by the provisions of Section 3 hereof.

2. Exercise of Stock Option.

(a) The Optionee may exercise only vested portions of this Stock Option and only in the following manner: Prior to the Expiration Date (subject to Sections 3 and 7 hereof), the Optionee may deliver a Stock Option Exercise Notice (an “Exercise Notice”) in the form of

*	Subject to Section 6

Appendix A hereto indicating his election to purchase some or all of the Option Shares with respect to which this Stock Option has vested at the time of such notice. Such notice shall specify the number of shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more (if applicable) of the following methods: (a) in cash, by certified or bank check or other instrument acceptable to the Committee; or (b)(i) in the form of shares of Common Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee for at least six months, (ii) by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Option Committee shall prescribe as a condition of such payment procedure, or (iii) a combination of (a), (b)(i) and (b)(ii) above. Payment instruments will be received subject to collection.

(b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Option Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Option Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Option Shares to the Optionee, and the Optionee’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Option Shares, subject to the terms of this Agreement.

(c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof or such expiration date as is specified in Section 3 or 7 hereof.

3. Termination as Director.

(a) If the Optionee ceases to be a Director of the Company by reason of death, this Stock Option may thereafter be exercised, to the extent it was vested and exercisable on the effective date of such termination, by the personal representative or legatee of the Optionee until the earliest of (i) one year from the date of death, (ii) the Expiration Date, or (iii) the date provided by Section 7 hereof, and any Stock Options not exercised by such date shall lapse and terminate.

(b) If the Optionee ceases to be a Director of the Company by reason of his disability, this Stock Option may thereafter be exercised, to the extent it was vested and exercisable on the effective date of such termination, by the Optionee until the earliest of ( i) six months from the date he ceases to be a Director, (ii) the Expiration Date, or (iii) the date provided by Section 7 hereof, and any Stock Options not exercised by such date shall lapse and terminate.

(c) If the Optionee ceases to be a Director of the Company for any reason other than the death or disability of the Optionee, this Stock Option may thereafter be exercised, to the extent it was vested and exercisable on the effective date of such termination, by the Optionee until the earliest of (i) 60 days after the Optionee ceases to be a Director, (ii) the Expiration Date, or (iii) the date provided by Section 7 hereof, and any Stock Options not exercised by such date shall lapse and terminate.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

5. Transferability. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. This Stock Option may be exercised during the Optionee’s lifetime only by the Optionee. The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the personal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death. Notwithstanding the foregoing, the Optionee may transfer, without consideration for the transfer, this Stock Option to members of his immediate family, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners; provided, however, that such permitted transferee shall, as a condition to any such transfer, agree to be subject to the conditions of this Agreement, including with reference to the service of the Optionee as a director, and shall have delivered a written acknowledgment to that effect to the Company.

6. Adjustment Upon Changes in Capitalization. The shares of stock covered by this Stock Option are shares of Common Stock of the Company. If the shares of Common Stock as a whole are increased, decreased, changed or converted into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares and in the per share exercise price of shares subject to any unexercised portion of this Stock Option. In the event of any such adjustment in this Stock Option, the Optionee thereafter shall have the right to purchase the number of shares under this Stock Option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to this Stock Option immediately prior to such adjustment. Adjustments under this Section 6 shall be determined by the Option Committee of the Company, whose determination as to what adjustment shall be made, and the extent thereof, shall be conclusive.

7. Effect of Certain Transactions. In the case of (a) the dissolution or liquidation of the Company, (b) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (c) the sale of all or substantially all of the assets of the Company to another person or entity, or (d) the sale of all of the outstanding stock of the Company to an unrelated person or entity (in each case, a “Transaction”), all assigned Stock Options shall become fully vested upon the effective day of the Transaction. These Stock Options shall terminate on the effective date of the Transaction, unless provision is made in the Transaction in the sole discretion of the parties thereto for the assumption of these Stock Options. In the event of such termination, the Company shall give to the Optionee written notice thereof at least fifteen (15) days prior to the effective date of the Transaction. During this fifteen-day period, the Optionee may deliver to the Company a notice of exercise with respect to all or any portion of such Stock Options, including any portion that will become fully vested upon the effective day of the Transaction; provided, however, that (i) such exercise shall be subject to the consummation of the Transaction, and (ii) the Optionee shall not be required to deliver to the Company the exercise price for such exercised options until the effective date of such Transaction.

8. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

(d) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(e) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(f) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(g) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(h) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated: [ ]	ANSYS, INC.

By:
	Name:	James E. Cashman III
	Title:	President & CEO

	Address:	ANSYS, Inc.
Attention: President
275 Technology Drive
Canonsburg, PA 15317

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated : [                    ]

OPTIONEE:

[ ]

Optionees Address:

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

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